Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 13, 2017, is by and among CREE, INC., a North Carolina corporation (the “Borrower”), the Material Domestic Subsidiaries of the Borrower party hereto (the “Guarantors”), the Lenders (as defined below) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of January 9, 2015, as amended by the First Amendment to Credit Agreement, dated September 10, 2015, and the Consent, dated July 13, 2016 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1    New Definition. The following definition is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Second Amendment Effective Date” means November 13, 2017.

1.2    Amendment to Cover Page. (i) The words “HSBC BANK USA, NATIONAL ASSOCIATION” on the cover page to the Credit Agreement are hereby replaced with the words “BMO HARRIS BANK N.A.” and (ii) the words “HSBC SECURITIES (USA) INC.” on the cover page to the Credit Agreement are hereby replaced with the words “BMO CAPITAL MARKETS CORP.”.

1.3    Amendment to Definition of Arrangers. The definition of “Arrangers” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Arrangers” means Wells Fargo Securities, LLC, BMO Capital Markets Corp., PNC Capital Markets LLC, SunTrust Robinson Humphrey Inc. and U.S. Bancorp Investments, Inc., in their capacity as joint lead arrangers.

1.4    Amendment to Definition of Termination Date. The definition of “Termination Date” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Termination Date” means with respect to any Lender the earlier of (i) January 9, 2022 or (ii) the date on which the Commitments terminate in accordance with the provisions of this Credit Agreement.

1.5    Amendment to Section 2.11(a). Section 2.11(a) of the Credit Agreement is hereby amended to add the following sentence to the end thereof:

Notwithstanding the foregoing to the contrary, from and after the Second Amendment Effective Date, no extensions shall be available to the Borrower pursuant to this Section 2.11.

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1    Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Effective Date”) upon satisfaction (or waiver) of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)    Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Lenders and the Administrative Agent.

(b)    Corporate Documents. The Administrative Agent shall have received the following, each in form and substance reasonably satisfactory to the Administrative Agent, an officer’s certificate (i) certifying that the articles of incorporation or other organizational documents, as applicable, of each Credit Party that were delivered on the Closing Date remain true and complete as of the Effective Date (or certified updates as applicable), (ii) certifying that the bylaws, operating agreements or partnership agreements of each Credit Party that were delivered on the Closing Date remain true and correct and in force and effect as of the Effective Date (or certified updates as applicable), (iii) attaching copies of the resolutions of the board of directors of each Credit Party approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, and certifying such resolutions to be true and correct and in force and effect as of the Effective Date, (iv) attaching certificates of good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation or organization and (v) certifying that each officer listed in the incumbency certification contained in each Credit Party’s Officer’s Certificate, delivered on the Closing Date remains a duly elected and qualified officer of such Credit Party and such officer remains duly authorized to execute and deliver on behalf of such Credit Party the Amendment or attaching a new incumbency certificate for each officer signing this Amendment.

(c)    Legal Opinions. The Administrative Agent shall have received an opinion or opinions of counsel for the Credit Parties, dated the Effective Date and addressed to the Administrative Agent and the Lenders which shall be in form and substance satisfactory to the Administrative Agent.

(d)    No Default. No Default or Event of Default exists as of the Effective Date and after giving effect to the transactions contemplated hereby.

(e)    Representations and Warranties. The representations and warranties contained in Section 6 of the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the Effective Date, except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects, on the Effective Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date).

(f)    Fees and Expenses.

(i)    The Administrative Agent shall have received from the Borrower, for the account of each Lender that executes and delivers a signature page to the Administrative Agent at or before 5 p.m. (New York City time) on November 13, 2017 (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”), an amendment fee in an amount equal to six (6) basis points of the aggregate Commitments of all such Consenting Lenders by 5 p.m. (New York City time) on such date. Such fee shall be deemed fully earned by the Consenting Lenders upon the execution and delivery of this Amendment by the Borrower and the Lenders.

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(ii)    The Administrative Agent shall have received from the Borrower such fees and expenses that are payable in connection with this Amendment and King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

ARTICLE III
MISCELLANEOUS

3.1    Amended Terms. On and after the Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2    Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a)    It has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)    No consent, approval, authorization, or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)    The representations and warranties set forth in Section 6 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects, except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects, on and as of the date hereof (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date).

(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

3.3    Reaffirmation of Obligations. Each Credit Party hereby ratifies the Credit Agreement as amended by this Amendment and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement as so amended applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4    Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5    Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.6    Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto relating to the subject matter hereof and thereof and supersede all previous documents, agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

3.7    Counterparts; Telecopy. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which when so executed and delivered will constitute an original,

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but all of which when taken together will constitute a single contract. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.8    No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.9    GOVERNING LAW. THIS AMENDMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN NEW YORK GENERAL OBLIGATIONS LAW 5-1401 AND 5-1402.

3.10    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.11    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Section 11.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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CREE, INC.
SECOND AMENDMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	CREE, INC.,
a North Carolina corporation

	By:	/s/ Michael E. McDevitt
	Name:	Michael E. McDevitt
	Title:	Executive Vice President and
Chief Financial Officer

GUARANTORS:	E-CONOLIGHT LLC,
a Delaware limited liability company

	By:	/s/ Michael E. McDevitt
	Name:	Michael E. McDevitt
	Title:	Executive Vice President and
Chief Financial Officer

CREE, INC.
SECOND AMENDMENT

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
in its capacity as Administrative Agent, Issuing Lender,
Swingline Lender and as a Lender

	By:	/s/ Michael Pugsley
	Name:	Michael Pugsley
	Title:	Senior Vice President

CREE, INC.
SECOND AMENDMENT

LENDERS:	Bank of America N.A.,
in its capacity as a Lender

	By:	/s/ Thomas M. Paulk
	Name:	Thomas M. Paulk
	Title:	Senior Vice President

CREE, INC.
SECOND AMENDMENT

LENDERS:	BMO Harris Bank, N.A.,
in its capacity as a Lender

	By:	/s/ Michael Kus
	Name:	Michael Kus
	Title:	Managing Director

CREE, INC.
SECOND AMENDMENT

LENDERS:	Citibank, N.A.,
in its capacity as a Lender

	By:	/s/ L. Vrettos
	Name:	L. Vrettos
	Title:	Vice President

CREE, INC.
SECOND AMENDMENT

LENDERS:	First Tennessee Bank National Association
in its capacity as a Lender

	By:	/s/ Keith A. Sherman
	Name:	Keith A. Sherman
	Title:	Senior Vice President

CREE, INC.
SECOND AMENDMENT

LENDERS:	JPMorgan Chase Bank, N.A.,
in its capacity as a Lender

	By:	/s/ Daglas Panchal
	Name:	Daglas Panchal
	Title:	Executive Director

CREE, INC.
SECOND AMENDMENT

LENDERS:	PNC Bank, N.A.
in its capacity as a Lender

	By:	/s/ Dawn M. Kondrat
	Name:	Dawn M. Kondrat
	Title:	Senior Vice President

CREE, INC.
SECOND AMENDMENT

LENDERS:	SUNTRUST Bank,
in its capacity as a Lender

	By:	/s/ Mary K Lundin
	Name:	Mary K Lundin
	Title:	Vice President

CREE, INC.
SECOND AMENDMENT

LENDERS:	U.S. Bank National Association, in its
capacity as a Lender

	By:	/s/ Lukas Coleman
	Name:	Lukas Coleman
	Title:	Vice President